Noncontrolling Interests	12 Months Ended
Dec. 31, 2014
Noncontrolling Interests

Note 6

Noncontrolling Interests

Noncontrolling interests in equity of subsidiaries were as follows:

	(dollars in millions)
At December 31,	2014	2013
Verizon Wireless	$–	$55,465
Wireless partnerships and other	1,378	1,115

	$1,378	$56,580

Wireless Joint Venture

Our Wireless segment is primarily comprised of Cellco Partnership doing business as Verizon Wireless (Verizon Wireless). Cellco Partnership was formed as a joint venture in April 2000 by the combination of the U.S. wireless operations and interests of Verizon and Vodafone. On February 21, 2014, Verizon completed the Wireless Transaction and acquired 100% ownership of Verizon Wireless. See Note 2 for additional information.

Special Distributions

In May 2013, the Board of Representatives of Verizon Wireless declared a distribution to its owners, which was paid in the second quarter of 2013 in proportion to their partnership interests on the payment date, in the aggregate amount of $7.0 billion. As a result, Vodafone received a cash payment of $3.15 billion and the remainder of the distribution was received by Verizon.

In November 2012, the Board of Representatives of Verizon Wireless declared a distribution to its owners, which was paid in the fourth quarter of 2012 in proportion to their partnership interests on the payment date, in the aggregate amount of $8.5 billion. As a result, Vodafone received a cash payment of $3.8 billion and the remainder of the distribution was received by Verizon.

In July 2011, the Board of Representatives of Verizon Wireless declared a distribution to its owners, which was paid in the first quarter of 2012 in proportion to their partnership interests on the payment date, in the aggregate amount of $10 billion. As a result, Vodafone received a cash payment of $4.5 billion and the remainder of the distribution was received by Verizon.